EXHIBIT 10-F

                              AMENDED AND RESTATED
                          SECURITIES PURCHASE AGREEMENT

      THIS AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (this "Agreement") is entered into as of November 14, 2001 between INFINITE GROUP, INC., a Delaware corporation, (the "Company"), and GENEVIEVE M. LAZZARA, as EXECUTRIX of THE ESTATE OF RALPH P. LAZZARA (the "Purchaser").

      WHEREAS, on April 16, 1999, the Company issued a promissory note in the principal amount of $828,000 (the "Note") to Ralph P. Lazzara ("Ralph") and Ralph died on March 7, 2000 and the Purchaser succeeded to Ralph's ownership of the Note; and.

      WHEREAS, by check dated June 9, 2000, the Company paid the Purchaser $342,240 representing principal of $276,000 and interest of $66,240 that had been due on the Note on April 16, 2000; and

      WHEREAS, accordingly, the principal balance of the Note has been reduced from $828,000 to $552,000 which remains outstanding as of the date hereof; and

      WHEREAS, as of the date hereof there is due under the Note (i) the principal amount of $552,000, (ii) interest due on April 16, 2001 of $44,160,
(iii) interest calculated at 8% on (i) and (ii) above for the 259 days ending December 31, 2001 of $33,842.27 and (iv) interest of $4,060 on the amount due on April 16, 2000 and actually paid on June 9, 2000, or an aggregate of $634,062.27; and

      WHEREAS, as guarantor of the obligations of its subsidiary, Osley & Whitney, Inc. ("O&W"), under a Consulting Agreement dated April 16, 1999 with Ralph (the "Consulting Agreement"), the Company is obligated to the Purchaser for the sum of $94,444.91 for consulting fees now due, overdue, or to become due through April 16, 2002; and

      WHEREAS, the Purchaser has incurred or will have incurred approximately $15,000 of legal fees and $15,000 of other related expenses in connection with collection of amounts due under the Note which the Company is obligated to reimburse pursuant to the terms of the Note (the "Legal Fees"). (The sum of the amount due under the Note, the Consulting Agreement and the Legal Fees equaling $758,507.18, is hereafter referred to as the "Indebtedness".)

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

      1.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 379,253 shares (the "Purchased Shares") of the Company's common stock par value $.001 per share ("Common Stock") for an aggregate purchase price of $758,507.18. Such purchase price shall be paid by conversion of the Note and cancellation of the Indebtedness. 332,031 of the Purchased Shares shall be issued upon conversion of the Note (the "Note Conversion Shares") and 47,222 of the Purchased Shares shall be issued in full payment of the amounts due under the Consulting Agreement (the Consulting Fee Shares"). The Closing shall take place at the offices of Purchaser's Counsel on January 4, 2002 at 11:00 am, or at such other location as the parties may agree. Time shall be of the essence with respect to the date and time of the Closing.

      1.2 Closing Deliveries.

            (a) Within five business days after the Closing, the Company shall deliver or cause to be delivered to the Purchaser one or more stock certificates evidencing the Purchased Shares registered in the name of the Purchaser; and

            (b) At the Closing, the Purchaser shall deliver or cause to be delivered to the Company the original Note.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

      2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

            (a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

            (b) Issuance of the Securities. The Purchased Shares are duly authorized and, when issued in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable.


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

            (c) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act") and the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials, together with all exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

            (d) Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale by the holders thereof under Form S-3 promulgated under the Securities Act.

      2.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

            (a) Authority. This Agreement has been duly executed by the Purchaser, and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

            (b) Investment Intent. The Purchaser is acquiring the Purchased Shares as principal for its own account for investment purposes only.

            (c) Purchaser Status. The Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            (d) Experience. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Purchased Shares.

            (e) Reliance. The Purchaser understands and acknowledges that (i) the Purchased Shares are being offered and sold to it without registration under the Securities Act in a private


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

placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

      3.1 Transfer Restrictions.

            (a) The Purchased Shares may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.

            (b) The Purchaser agrees to the imprinting, of a legend on the certificates evidencing the above mentioned transfer restrictions.

      3.2 Release. In consideration of the delivery of the Purchased Shares and the other obligations of the Company hereunder, the Purchaser and its successors and assigns (collectively, the "Releasor") hereby release and discharge O&W and the Company and their respective affiliates, successors and assigns (collectively, the "Releasee"), from all known and unknown actions, causes of action, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, admiralty or equity, (collectively "Claims") which against the Releasee, the Releasor and Releasor's affiliates ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release and for which Releasee would otherwise be liable. Notwithstanding the foregoing, (a) the obligations of the Company contained herein shall survive the execution and closing hereunder until fully discharged by the Company, and (b) the obligation of O&W to pay Ralph an amount up to $50,000 as reflected on O&W's books and records shall survive the execution and closing hereunder.

                                   ARTICLE IV
                  REGISTRATION OF AND SALE OF PURCHASED SHARES

      4.1 Shelf Registration. On or prior to September 15, 2002, the Company shall prepare and file with the Securities and Exchange Commission a Registration Statement covering the resale of the Consulting Fee Shares by the Purchaser for an offering to be made on a continuous basis. The Registration Statement shall be on Form S-3 or any successor form. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until December 31, 2003.


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

      4.2 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

            (a) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective until December 31, 2003; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten business days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

            (b) Notify the Purchaser as promptly as reasonably possible, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of the Registration Statement; (ii) the Registration Statement or any post-effective amendment is declared effective; (iii) the Commission or any other Federal or state governmental authority requests any amendment or supplement to a Registration Statement or Prospectus or requests additional information related thereto; (iv) the Commission issues any stop order suspending the effectiveness of the Registration Statement or initiates any Proceedings for that purpose; (v) the Company receives notice of any suspension of the qualification or exemption from qualification of any the Purchased Shares for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose.

            (c) Promptly deliver to the Purchaser, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Purchaser may reasonably request.

            (d) The Company may require the Purchaser to furnish to the Company information regarding such Purchaser and the distribution of such Purchased Shares as is required by law to be disclosed in the Registration Statement; and the Purchaser shall furnish any such information to the Company.

      4.3 Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Purchased Shares are sold pursuant to the Registration Statement.

      4.4 Indemnification by the Company. The Company shall indemnify and hold harmless the Purchaser to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein.


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

      4.5 Indemnification by Purchaser. The Purchaser shall indemnify and hold harmless the Company, its directors, officers, agents and employees, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or such Prospectus.

      4.6 Manner of Sale.

            (a) Purchaser agrees that in connection with the sale of the Purchased Shares, except as otherwise agreed to in writing by the Company, (i) the maximum number of Purchased Shares which may be sold on the NASDAQ Small Cap Market or a subsequent market or exchange on which the shares are listed and/or traded (the "NSCM") on any day shall be equal to twenty-five percent (25%) of the average of the number of shares of Common Stock traded on the NSCM for the seven trading days preceding such sale, and (ii) any Purchased Shares which are sold in a transaction not on the NSCM will be sold at a price per share which is greater than 80% of the average of the closing price of a share of Common Stock on the NSCM for the seven trading days preceding such sale. Notwithstanding the foregoing, in the event that the average of the closing bid and ask on the NSCM is less than $1.00 for five consecutive trading days then the volume restrictions set forth in subsection (i) above shall no longer be applicable.

            (b) Subject to the provisions of Section 4.6(a), the Purchaser agrees to use its reasonable best efforts to sell the Purchased Shares prior to January 31, 2003.

                                   ARTICLE IV
                                  MISCELLANEOUS

      5.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

      5.2 Entire Agreement. This Agreement and the other agreements referred to herein contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents.

      5.3 Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement by any party to any of the other parties shall be in writing and shall be deemed to have been duly given when delivered in person, the day following dispatch by an overnight courier service (such as Federal Express or UPS, etc.) or five (5) days after


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

dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:

         If to the Company:          Infinite Group, Inc.
                                     2364 Post Road
                                     Warwick, RI 02886
                                     Attn: Clifford G. Brockmyre, II

         With a copy to:             Morse, Zelnick, Rose & Lander, LLP
                                     450 Park Avenue, Suite 902
                                     New York, NY 10022
                                     Attn: Kenneth S. Rose, Esq.

         If to the Purchaser:        Gary E. Martinelli & Associates, P.C.
                                     1500 Main Street, Suite 912
                                     Springfield, MA 01115
                                     Attn: Gary E. Martinelli, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

      5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.

      5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser.

      5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

      5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

      5.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.


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

      5.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                INFINITE GROUP, INC.

                                By: /s/ Clifford G. Brockmyre II
                                    -----------------------------------
                                    Clifford G. Brockmyre II, President


                                THE ESTATE OF RALPH P. LAZZARA

                                By: /s/ GENEVIEVE M. LAZZARA
                                    -----------------------------------
                                    GENEVIEVE M. LAZZARA, as EXECUTRIX


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